Consent of Independent Auditors


The Board of Directors
The Life Insurance Company of Virginia:

We consent to the use of our reports for The Life Insurance Company of Virginia included herein and Life of Virginia Separate Account 4 included in the Statement of Additional Information incorporated herein by reference (post-effective amendment no. 6 to Form N-4 of registration no. 33-76336) and to the references to our firm under the caption "Experts" in the prospectus.

Our report with respect to The Life Insurance Company of Virginia dated January 6, 1998, contains an explanatory paragraph that states effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                                /s/ KPMG PEAT MARWICK LLP
                                                -------------------------
                                                KPMG PEAT MARWICK LLP

Richmond, Virginia
April 29, 1998

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               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" and "Change in Auditors" and to the use of our reports dated February 8, 1996, with respect to the consolidated financial statements and the related financial statement schedules of The Life Insurance Company of Virginia and subsidiaries and Life of Virginia Separate Account 4, in the Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 33-76336) and related Prospectus of Life of Virginia Separate Account 4 for the registration of an indefinite amount of securities.


                                        ERNST & YOUNG LLP

Richmond, Virginia
April 27, 1998